Exhibit 3.109

Delaware	PAGE 1

The First State
     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “HRMC, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE SECOND DAY OF SEPTEMBER, A.D. 2003, AT 5:27 O’CLOCK P.M.
     CERTIFICATE OF AMENDMENT, FILED THE SIXTEENTH DAY OF AUGUST, A.D. 2004, AT 3:11 O’CLOCK P.M.
     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “HAVASU REGIONAL MEDICAL CENTER, LLC” TO “HRMC, LLC”, FILED THE THIRD DAY OF SEPTEMBER, A.D. 2004, AT 1:31 O’CLOCK P.M.
     CERTIFICATE OF AMENDMENT, FILED THE THIRTEENTH DAY OF JULY, A.D. 2005, AT 12:58 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “HRMC, LLC”.

3698855 8100H	/s/ Jeffrey W. Bullock

110294405 You may verify this certificate online at corp. delaware.gov/authver.shtml	Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 8621113 DATE: 03-14-11

State of Delaware Secretary of State Division of Corporations Delivered 05:35 PM 09/02/2003 FILED 05:27 PM 09/02/2003 SRV 030566893 — 3698855 FILE
CERTIFICATE OF FORMATION
of
HAVASU REGIONAL MEDICAL CENTER, LLC
a Delaware limited liability company
FIRST: The name of the limited liability company is:
Havasu Regional Medical Center, LLC
SECOND: Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808, and its registered agent at such address CORPORATION SERVICE COMPANY.
          IN WITNESS WHEREOF, the undersigned, being the individual forming the Company, has executed, signed and acknowledged this Certificate of Formation this 2nd day of September, 2003.

/s/ G.A. Eilis
G.A Eilis, Authorized Person

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
1.	Name of Limited Liability Company: Havasu Regional Medical Center, LLC (the “LLC”)

2.	The Certificate of Formation of the limited liability company is hereby amended as follows: The registered office of the LLC in the state of Delaware is to be located at 9 East Loockerman Street, Suite IB, Dover, Kent County, DE 19901—7317, and its registered agent at such address is National Registered Agents. Inc.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 13th day of August, A.D. 2004.

Havasu Regional Medical Center, LLC
By:	PHC-Lake Havasu, Inc. its Managing Member

By:	/s/ Howard T. Wall III
Authorized Person(s)
Name: Howard T. Wall, III Print or Type

State of Delaware Secretary of State Division of Corporations Delivered 03:11 PM 08/16/2004 FILED 03:11 PM 08/16/2004 SRV 040598111 — 3698855 FILE

State of Delaware Secretary of State Division of Corporations Delivered 01:31 PM 09/03/2004 FILED 01:31 PM 09/03/2004 SRV 040644231 — 3698855 FILE
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
1.	Name of Limited Liability Company: Havasu Regional Medical Center, LLC (the “LLC”)

2.	The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the LLC is “HRMC, LLC”.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 2nd day of September, A.D. 2004.

Havasu Regional Medica1 Center, LLC
By:	PHC—Lake Havasu, Inc., its Managing Member

By:	/s/ Howard T. Wall, III
Authorized Person(s)
Name: Howard T. Wall, III Print or Type

CERTIFICATE OF AMENDMENT
OF
HRMC, LLC
     1. The name of the limited liability company is HRMC, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows:
          Article Second should be removed in its entirety and replaced with the following:
Second: The address of its registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of HRMC, LLC this 1st day of July, 2005.

HRMC, LLC
By:	/s/ Mary Kim E. Shipp
Mary Kim E. Shipp

DE084 — 2/12/2002 C T System Online

State of Delaware Secretary of State Division of Corporations Delivered 01:31 PM 07/13/2005 FILED 12:58 PM 07/13/2005 SRV 050578976 — 3698855 FILE